EXHIBIT 10.3

                            UNSECURED PROMISSORY NOTE
                                  (THE "NOTE")

Up To One Hundred Thousand Dollars                            Encino, California
($100,000)                                                     February 16, 2005


         For value received, the undersigned maker/borrower, namely FUTURA PICTURES, INC. (hereinafter "BORROWER") hereby promises to pay to BUDDY YOUNG (hereinafter "HOLDER"), at 17337 Ventura Blvd., Suite 208 Encino, California 91316, or at such other place as may be designated in writing by the HOLDER of this NOTE, the principal sum of up to One Hundred Thousand Dollars ($100,000), with interest thereon from February 16, 2005 on the outstanding principal balance at the rate described below, which principal and interest shall be payable no later than December 31, 2006.

         The principal amount hereof, as adjusted from time to time, shall bear interest at the rate of eight percent (8%) per annum. Interest hereunder shall be calculated on the basis of a three hundred sixty (360) day year for each day, ll or any of the principal balance hereof shall remain outstanding. Interest shall be paid in arrears. Prepayment of interest or principal, in whole or in part, may be made without penalty or forfeiture.

         This Note shall be due and payable in full on December 31, 2006.

HOLDER hereby waives diligence, demand, presentment for payment, and notice of whatever kind of nature. Without discharging or in any way affecting the liability of the undersigned, the undersigned hereby consents to any and all extensions of this NOTE. HOLDER further waives exhaustion of legal remedies and the right to plead any and all statutes of limitation as a defense to any demand on this NOTE, or to any agreement to pay the same.

         If any provision of this AMENDED NOTE is held to be invalid or unenforceable by a court of competent jurisdiction, the other provisions of this NOTE shall remain in full force.

         Any interest rate provided hereunder which exceeds the maximum rate provided by applicable law shall instead be deemed to be such maximum rate and any interest in excess of such maximum rate paid to HOLDER shall be applied to reduce the principal balance of this Note so that in no event shall HOLDER receive or be entitled to receive interest in excess of the maximum amount permitted by applicable law.

         The provisions and covenants contained herein shall inure to and be binding upon the heirs, successors and assigns of the parties hereto. HOLDER may assign this NOTE and MAKER will make payment to such assignee upon notice of such assignment. HOLDER shall thereafter be


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forever   relieved  and  fully   discharged   from  any  and  all  liability  or
responsibility to MAKER, but HOLDER shall retain all rights and powers hereby given with respect to property not so transferred.

         This NOTE shall be governed by, and construed in accordance with, the laws of the State of California.

         HOLDER and MAKER shall execute such further documents, and take such further actions, as may reasonably be required to carry out the provisions of this AMENDED NOTE or any agreement or document relating hereto or entered into in connection herewith.

         This NOTE may be amended or modified only by an instrument in writing which by its express terms refers to this Note and which is duly executed by the parties sought to be bound thereby.

         Any failure by HOLDER to insist upon the strict performance by MAKER of any of the covenants, agreements, obligations or conditions hereof shall not be deemed to be a waiver of any such covenants, agreements, obligations or conditions, and HOLDER, notwithstanding any such failure, shall have the right thereafter to insist upon the strict performance by Maker of any and all of such covenants, agreements, obligations and conditions.

         In the event that this NOTE is placed in the hands of an attorney at law for collection upon default or in the event that proceedings at law or in equity are instituted in connection herewith, or in the event that this NOTE is placed in the hands of an attorney at law to enforce any of the rights or agreements contained herein, the undersigned shall pay all costs of collecting or attempting to collect this NOTE or protecting or enforcing such rights including, without limitation, reasonable attorneys fees.

         IN WITNESS WHEREOF, the undersigned has executed this Promissory Note as of the date first herein above written.

Maker:
FUTURA PICTURES, INC., a Delaware corporation


By:      /S/ L. STEPHEN ALBRIGHT
      ---------------------------------
         L. STEPHEN ALBRIGHT, Secretary

Notwithstanding any terms, conditions, covenants, representations or warranties contained in the NOTE, HOLDER acknowledges and confirms that HOLDER shall provide up to One Hundred Dollars ($100,000) to cover any of MAKER's financial shortfalls through December 31, 2006.

Acknowledged, confirmed and agreed by HOLDER,

/S/ BUDDY YOUNG
--------------------------------
BUDDY YOUNG


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